UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2004


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                        000-22490               62-1120025
------------------------------   ---------------------------    ----------------
      (State or other             (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

            430 Airport Road
         Greeneville, Tennessee                             37745
----------------------------------------           --------------------
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

       The following exhibit is being furnished pursuant to Item 12:

         99.1     Press Release dated February 9, 2004


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

The Registrant has reported its financial results for the quarter and year ended December 31, 2003. The Registrant's press release dated February 9, 2004 announcing the results is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     FORWARD AIR CORPORATION

Date:    February 9, 2004                 By:    /s/ Andrew C. Clarke
                                              ----------------------------
                                                 Andrew C. Clarke
                                                 Chief Financial Officer and
                                                 Senior Vice President

                                  EXHIBIT INDEX

       No.                Exhibit
--------------  ---------------------------------------------------
       99.1        Press Release dated February 9, 2004